Exhibit 32.1
NTELOS HOLDINGS CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of NTELOS HOLDINGS CORP. (the “Company”) on Form 10-K for the year ended December 31, 2013 (the “Report”), I, James A. Hyde, Chief Executive Officer and President of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James A. Hyde
James A. Hyde
Chief Executive Officer and President
February 27, 2014